UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 19, 2016

Amtech Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 967-5146
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_____________________________________________________________________________________________

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2016, Bradley C. Anderson provided notice to Amtech Systems, Inc. (the “Company”) of his plan to retire from his position as the Company’s Executive Vice President - Finance, Chief Financial Officer, Treasurer and Secretary to be effective as of April 1, 2016. Mr. Anderson’s retirement is for personal reasons, and his retirement is not a result of any disagreement with the Company, the Company’s management, or the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.

Also on February 19, 2016 and effective as of April 1, 2016, the Company’s Audit Committee recommended the appointment of Robert T. Hass, the Company’s current Vice President, to serve as interim Chief Financial Officer, Treasurer, and Secretary while the Company conducts a search for Mr. Anderson’s permanent successor.

Mr. Hass, age 66, previously served as the Company’s Chief Financial Officer from June 1992 to April 2006, Chief Accounting Officer from April 2006 to June 2013 and as a director of the Company from February 1996 to March 2006. Since July 2013, he has served as the Company’s Vice President. Prior to joining the Company, Mr. Hass held various senior management roles in finance. From 1977 to 1984, he served in various capacities including Vice President, Chief Financial Officer and Treasurer of Altamil Corporation, then a public diversified manufacturing company. From 1972 to 1977, he was an auditor with Ernst & Ernst, now known as Ernst & Young. He has a Bachelor of Science degree in Accounting from Indiana University. Mr. Hass is a Certified Public Accountant (Active 02/29/2016).

Item 7.01.    Regulation FD Disclosure.

On February 25, 2016, the Company issued a press release announcing Mr. Anderson’s intent to retire as of March 31, 2016 and Mr. Hass’ subsequent interim appointment, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, filed February 25, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: February 25, 2016	By: /s/ Bradley C. Anderson
Name: Bradley C. Anderson
Title: Executive Vice President & Chief Financial Officer

Exhibit Number	Description

99.1	Press Release, filed February 25, 2016